UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

ANNUAL REPORT

For the Year Ended

June 30, 2017

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

Standard deviation is a statistical measurement used to indicate the volatility of an investment.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Portfolio 21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	7

Performance Chart and Analysis	8

Schedule of Investments	10

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	15

Sector Allocation	19

Performance Chart and Analysis	20

Schedule of Investments	21

Expense Examples	24

Statements of Assets and Liabilities	26

Statements of Operations	29

Statements of Changes in Net Assets	30

Financial Highlights	33

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	48

Trustees and Executive Officers	49

Additional Information	53

Privacy Notice	56

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

The Portfolio 21 Global Equity Fund (“Portfolio 21”) underperformed the MSCI ACWI by less than 1% for the year ending 6/30/17 as stock indices increased to record levels.  The Fund’s NAV increased 18.04% for the period, compared with an 18.78% return for the benchmark.  The year was basically a tale of two very different six month periods.  The last half of 2016 saw high beta stocks outperforming and quality growth stocks underperforming.  The first half of 2017 brought a complete reversal.  Longer term, the Institutional class has generated above benchmark returns with a lesser degree of risk, as measured by standard deviation, over the past 3, 5, and 10-year periods.  We believe Portfolio 21 is well positioned if volatility returns to the markets, particularly if foreign central banks join the Federal Reserve in raising rates before the year is out.

Standard Deviation as of	3	5	10
June 30, 2017	Year	Year	Year
Retail (PORTX)	10.26	9.78	15.62
Institutional (PORIX)	10.27	9.78	15.62
MSCI ACWI	10.78	9.97	16.95

Performance as of	6	1	3	5	10	Since
June 30, 2017	Months	Year	Year	Year	Year	Inception
Retail (PORTX)	14.48%	17.73%	5.58%	10.50%	3.63%	5.50%
Institutional (PORIX)	14.63%	18.04%	5.86%	10.81%	3.92%	4.43%
MSCI ACWI	11.48%	18.78%	4.82%	10.54%	3.71%	4.33%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Gross Expense Ratio*
Class R	1.33%
Class I	1.08%

*	Gross expense ratio is from Portfolio 21’s prospectus dated October 31, 2016. See the Financial Highlights on pages 33 and 34 for the most current expense ratios.

The Portfolio 21 team continues to seek to identify and invest in “global leaders,” or companies that mitigate environmental risk and capitalize on related opportunities.  Climate change is real and energy sources are shifting.

Companies that effectively address this through business strategy and policy may realize a competitive advantage going forward.  This is becoming more apparent to companies and investors.  Corporations around the globe with a combined market value of more than $3.3 trillion threw their support behind Bank of England Governor Mark Carney’s final report on climate change that weighs the financial risks to investors implied by global warming, and shareholder support for environmental proposals at large U.S. companies continues to rise.

Source: Climatecentral.org (as of December 31, 2016)

Source: Resilience.org (as of July 26, 2012)

Performance Leaders:

Portfolio 21’s exclusion of fossil fuel stocks enhanced performance as the Energy sector was the second worst performing sector for the year.  The Financial and Technology sectors were the strongest performers during the period, both up over 35%.  SVB Financial Group and IPG Photonics appreciated by more than 80% in USD terms.  SVB’s large, low cost deposit base and attendant high sensitivity to rising rates along with its exposure to innovative tech companies in its client base, make it a unique asset in this market environment in our view.  IPG focuses on high efficiency fiber lasers which investors are realizing can be used for a much larger range of activities than traditional materials processing.

For the first time in a while foreign stocks outperformed U.S. equities for the year in USD dollar terms which leveraged the Fund’s overweight to Western Europe.  Most major currencies appreciated against the dollar on central bank policy conjecture.  In Asia, Samsung bounced back from the Galaxy Note 7 recall with strong performance in its memory business and good reception for the new Galaxy S8.  Helping the stock’s 70% gain was some improvement in the company’s lagging governance practices.  In Europe, Kering shares jumped 114% as revenues over the year far exceeded analysts’ estimates on industry-leading growth for the Gucci and Saint Laurent brands. The company is also strengthened by a unique environmental profit and loss accounting system which informs more sustainable business decisions.  In Brazil, Itau Unibanco shares rose 35% as investors moved money from developed to emerging markets in anticipation of a possible global recovery.  The bank’s conservative bend during its home country’s recent struggles should serve it well when the economy turns for the better.

Performance Laggards:

Several Portfolio 21 consumer-related stocks struggled during the year.  Tractor Supply fell 40% as investors questioned its ability to return to historical growth levels.  We feel the company’s excellent management team has the ability to take advantage of its somewhat Amazon-proof niche to add stores, increase its loyalty program, and further develop its online presence.  Pandora, an affordable luxury jeweler, endured a rough year, down 21% in USD terms.  The company reported good results but the market continues to worry about possible slowing growth in the U.S. and U.K.  We added to our position on the weakness and feel the company’s strong fundamentals will continue due its domination of the charm bracelet market augmented by continued product diversification, innovation, and new store openings.

New Positions:

Among the new positions added this year was Nidec, a Japanese company engaged in the development, manufacturing, and sale of small precision, automotive, commercial, and industrial motors. Electric motors consume about half of all electricity worldwide and Nidec’s mission is to create more efficient motors to help reduce indirect carbon emissions.  The acknowledged world leader in efficient small motors, Nidec may stand to be a beneficiary of the continued electrification of autos.

American Water Works was another new addition to the Fund this year.  The company is the largest and most geographically diverse publicly traded water and wastewater utility company in the United States.  American Water has strong water quality monitoring programs in place and invests in new and improved water and wastewater infrastructure.  Additionally, it is led by a woman CEO and is one of the few companies in the world with a board comprised of over 50% women.

Advocacy:

During the last year, Trillium continued to engage with companies on Environmental, Social and Governance (“ESG”) issues, asking them to adopt more sustainable business practices and improve sustainability related disclosures. We engaged with companies in new areas of advocacy and participated in many successful dialogues.

Implementation of the Paris Accord remains critically important despite President Trump’s decision to withdraw the United States from the agreement. Trillium Asset Management joins the global investor community in continuing support of the Paris Accord and therefore, pushing companies to focus on climate change continues to be a high priority for Trillium. At Tractor Supply Company, our shareholder proposal led the company to commit in February to setting greenhouse gas (GHG) reduction goals (scope 1 and 2) by the end of 2018. Scope 1 Emissions are from operations that are owned or controlled by the reporting company, and Scope 2 are indirect emissions from the purchase of energy by the reporting company.

More information on our shareholder advocacy highlights of the past year can be found on our website, trilliuminvest.com.

Conclusion:

Paradoxically the market is in the midst of a period where uncertainty and complacency seem to be rising in tandem.  Central Bank intervention, political machination, big tech stock domination, macro declarations, expensive stock valuation — nothing seems to matter to equities, which continue to make new highs with little volatility.

Given this somewhat confusing backdrop, it is important to remain focused on our investment philosophy and process, making sure we balance consistency and improvement.  Since the Fund’s inception on 9/30/99 certain things have remained consistent with Portfolio 21:

•	The portfolio managers

•	A fossil fuel free portfolio

•	Reliance on rigorous, risk-based ESG criteria
•	Focus on high quality companies across the globe

We have focused on seeking to manage risk and avoid emotion through a consistent, disciplined investment process.  We have also kept our attention on the long-term, which has allowed us to keep turnover and trading costs low while allowing companies time to create value.  Finally, we have steered clear of market forecasts and macro calls which we feel detract from the job at hand.

This consistency and clarity becomes especially important to emphasize as the investment landscape evolves and investors are faced with more choices than ever.  We appreciate your support of the Fund.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

Portfolio 21 Global Equity Fund

COUNTRY ALLOCATION at June 30, 2017 (Unaudited)

Country	Portfolio Holdings	Percent of Net Assets

Australia	$12,440,744	2.7%
Brazil	5,734,877	1.2%
Canada	13,345,504	2.9%
China	2,945,423	0.6%
Denmark	13,986,159	3.0%
France	15,808,991	3.4%
Germany	13,027,073	2.8%
Hong Kong	10,049,231	2.2%
India	2,956,980	0.6%
Indonesia	2,852,585	0.6%
Ireland	14,956,160	3.2%
Japan	33,115,558	7.2%
Kenya	2,548,216	0.6%
Netherlands	17,308,318	3.8%
New Zealand	2,685,692	0.6%
Norway	2,553,719	0.6%
Portugal	3,904,764	0.8%
South Africa	3,065,864	0.7%
South Korea	10,703,611	2.3%
Spain	10,890,559	2.4%
Sweden	8,258,247	1.8%
Switzerland	13,271,115	2.9%
Taiwan	6,467,600	1.4%
Turkey	2,214,009	0.5%
United Kingdom	20,860,301	4.5%
United States	215,370,767	46.9%
Liabilities in Excess
of Other Assets:	(904,153)	-0.2%
Total	$460,417,914	100.0%

Portfolio 21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2017

	1 Year	5 Year	10 Year	Value
Portfolio 21 Global Equity Fund –
Retail Class	17.73%	10.50%	3.63%	$14,280
MSCI ACWI Index	18.78%	10.54%	3.71%	$14,396

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund – Institutional Class
Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2017

	1 Year	5 Year	10 Year	Value
Portfolio 21 Global Equity Fund –
Institutional Class	18.04%	10.81%	3.92%	$146,894
MSCI ACWI Index	18.78%	10.54%	3.71%	$143,963

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2007, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2017

Shares		Value

COMMON STOCKS: 97.2%

Automobiles & Components: 0.6%
480,000	BYD Co. Ltd.
	(China) (a)	$2,945,423

Banks: 9.8%
475,000	Banco Bilbao
	Vizcaya Argentaria
	SA (Spain)	3,956,734
2,500,000	Bank Rakyat
	Indonesia (Persero)
	Tbk PT (Indonesia)	2,852,585
150,000	DNB ASA (Norway)	2,553,719
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	2,548,216
200,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,184,039
34,000	HDFC Bank Ltd. –
	ADR (India)	2,956,980
447,420	New Resource
	Bank (United
	States) (a)(b)(c)	2,684,520
44,500	PNC Financial
	Services Group, Inc.
	(United States)	5,556,715
60,000	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	2,155,158
30,000	SVB Financial Group
	(United States) (a)	5,273,700
95,000	The Toronto
	Dominion Bank
	(Canada)	4,787,361
5,485,714	Turkiye Sinai
	Kalkinma Bankasi
	A/S (Turkey)	2,214,009
140,000	Westpac Banking
	Corp. (Australia)	3,277,944
		45,001,680

Capital Goods: 9.3%
108,500	Atlas Copco AB –
	Class A (Sweden)	4,172,018
9,000	Geberit AG
	(Switzerland)	4,202,643
70,000	Hexcel Corp.
	(United States)	3,695,300
96,105	Johnson Controls
	International PLC
	(Ireland)	4,167,108
110,000	Kingspan Group
	PLC (Ireland)	3,776,012
100,000	Koninklijke Philips
	Electronics NV
	(Netherlands)	3,559,876
275,000	Kubota Corp.
	(Japan)	4,648,270
23,500	Nidec Corp. (Japan)	2,414,390
111,000	Quanta Services, Inc.
	(United States) (a)	3,654,120
26,500	Rockwell
	Automation, Inc.
	(United States)	4,291,940
32,000	Siemens AG
	(Germany)	4,401,736
		42,983,413

Commercial & Professional Services: 1.9%
1,600,000	China Everbright
	International Ltd.
	(Hong Kong)	1,995,534
85,000	Herman Miller, Inc.
	(United States)	2,584,000
57,000	Waste
	Management, Inc.
	(United States)	4,180,950
		8,760,484

Consumer Durables & Apparel: 4.1%
41,000	Coway Co. Ltd.
	(South Korea)	3,726,158
13,000	Kering (France)	4,426,665
76,000	Nike, Inc. – Class B
	(United States)	4,484,000
200,000	Panasonic Corp.
	(Japan)	2,725,052
35,000	Pandora A/S
	(Denmark)	3,266,362
		18,628,237

Consumer Services: 1.4%
177,885	Compass Group PLC
	(United Kingdom)	3,754,728

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares		Value

Consumer Services (Continued)
55,000	Whitbread PLC
	(United Kingdom)	$2,842,378
		6,597,106

Diversified Financials: 4.0%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,591,800
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	2,515,700
76,300	Intercontinental
	Exchange, Inc.
	(United States)	5,029,696
40,000	MSCI, Inc.
	(United States)	4,119,600
135,000	ORIX Corp. (Japan)	2,100,581
		18,357,377

Food & Staples Retailing: 2.6%
55,000	CVS Health Corp.
	(United States)	4,425,300
200,000	Jeronimo Martins,
	SGPS, SA
	(Portugal) (a)	3,904,764
190,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	3,626,582
		11,956,646

Food, Beverage & Tobacco: 2.4%
58,000	Danone SA (France)	4,353,350
200,000	Darling Ingredients,
	Inc. (United
	States) (a)	3,148,000
37,000	McCormick & Co.,
	Inc. (United States)	3,607,870
		11,109,220

Health Care Equipment & Services: 4.7%
20,000	Cochlear Ltd.
	(Australia)	2,388,741
36,000	Coloplast A/S
	(Denmark)	3,009,073
23,000	Edwards Lifesciences
	Corp. (United
	States) (a)	2,719,520
320,000	Fisher & Paykel
	Healthcare Corp.
	Ltd.
	(New Zealand)	2,685,692
20,000	Henry Schein, Inc.
	(United States) (a)	3,660,400
40,000	Medtronic PLC
	(Ireland)	3,550,000
58,000	Sysmex Corp.
	(Japan)	3,471,516
		21,484,942

Household & Personal Products: 3.8%
30,000	Blackmores Ltd.
	(Australia) (d)	2,210,490
117,000	Essity AB
	(Sweden) (a)	3,201,123
40,000	Kao Corp. (Japan)	2,378,333
18,000	L’Oreal SA (France)	3,753,269
110,000	Unilever NV
	(Netherlands)	6,072,210
		17,615,425

Insurance: 3.6%
20,900	Allianz SE
	(Germany)	4,124,459
580,000	Aviva PLC
	(United Kingdom)	3,978,456
76,000	MetLife, Inc.
	(United States)	4,175,440
35,000	The Travelers
	Companies, Inc.
	(United States)	4,428,550
		16,706,905

Materials: 6.2%
108,000	Ball Corp.
	(United States)	4,558,680
75,100	Croda International
	PLC (United
	Kingdom)	3,803,271
50,000	Ecolab, Inc.
	(United States)	6,637,500

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares		Value

Materials (Continued)
72,100	Johnson Matthey
	PLC (United
	Kingdom)	$2,698,474
550,000	Klabin SA (Brazil)	2,696,127
80,000	Novozymes A/S –
	Class B (Denmark)	3,499,930
30,000	Praxair, Inc.
	(United States)	3,976,500
117,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	885,106
		28,755,588

Media: 0.8%
175,000	RELX PLC
	(United Kingdom)	3,782,994

Pharmaceuticals, Biotechnology &
Life Sciences: 8.2%
12,000	Biogen, Inc.
	(United States) (a)	3,256,320
20,000	Celgene Corp.
	(United States) (a)	2,597,400
43,000	CSL Ltd. (Australia)	4,563,569
60,000	Gilead Sciences, Inc.
	(United States)	4,246,800
78,500	Merck & Co., Inc.
	(United States)	5,031,065
48,000	Novartis AG
	(Switzerland)	4,009,277
98,000	Novo-Nordisk
	A/S – Class B
	(Denmark)	4,210,794
19,800	Roche Holdings
	AG (Switzerland)	5,059,195
25,300	Waters Corp.
	(United States) (a)	4,651,152
		37,625,572

Real Estate: 3.5%
135,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	4,620,453
110,000	HCP, Inc. – REIT
	(United States)	3,515,600
36,000	Jones Lang
	Lasalle, Inc.
	(United States)	4,500,000
13,000	Unibail-Rodamco
	SE – REIT
	(France)	3,275,707
		15,911,760

Retailing: 3.1%
97,000	The TJX Companies,
	Inc. (United States)	7,000,490
80,000	Tractor Supply Co.
	(United States)	4,336,800
650,000	Woolworths
	Holdings Ltd.
	(South Africa)	3,065,864
		14,403,154

Semiconductors & Semiconductor
Equipment: 3.8%
37,000	NXP
	Semiconductors NV
	(Netherlands) (a)	4,049,650
3,350	Samsung Electronic
	Co. Ltd.
	(South Korea)	6,977,453
185,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan)	6,467,600
		17,494,703

Software & Services: 11.2%
28,000	Accenture PLC –
	Class A (Ireland)	3,463,040
40,000	Adobe Systems, Inc.
	(United States) (a)	5,657,600
10,385	Alphabet, Inc. –
	Class A (United
	States) (a)	9,654,727
60,000	Amadeus IT Holding
	SA (Spain)	3,586,551
35,000	Ansys, Inc.
	(United States) (a)	4,258,800

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares		Value

Software & Services (Continued)
20,000	Facebook, Inc.
	(United States) (a)	$3,019,600
35,000	Intuit, Inc.
	(United States)	4,648,350
35,000	Microsoft Corp.
	(United States)	2,412,550
80,000	PayPal Holdings, Inc.
	(United States) (a)	4,293,600
43,000	SAP SE (Germany)	4,500,878
62,000	Visa, Inc. –
	Class A
	(United States)	5,814,360
		51,310,056

Technology Hardware & Equipment: 3.8%
55,000	Apple, Inc.
	(United States)	7,921,100
150,000	Cisco Systems, Inc.
	(United States)	4,695,000
35,000	IPG Photonics
	Corp. (United
	States) (a)	5,078,500
		17,694,600

Telecommunication Services: 3.2%
90,000	BCE, Inc. (Canada)	4,053,054
365,000	China Mobile Ltd.
	(Hong Kong)	3,869,658
155,000	KDDI Corp. (Japan)	4,099,382
60,000	Verizon
	Communications,
	Inc.
	(United States)	2,679,600
		14,701,694

Transportation: 3.6%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	4,505,089
47,000	East Japan Railway
	Co. (Japan)	4,502,423
45,000	Ryder Systems, Inc.
	(United States)	3,239,100
40,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	4,423,600
		16,670,212

Utilities: 1.6%
50,000	American Water
	Works Co., Inc.
	(United States)	3,897,500
160,000	Red Electrica
	Corporacion SA
	(Spain)	3,347,274
		7,244,774

TOTAL COMMON STOCKS
(Cost $332,685,971)		447,741,965

PREFERRED STOCK: 0.7%

Banks: 0.7%
275,000	Itau Unibanco
	Holding SA –
	ADR (Brazil)	3,038,750

TOTAL PREFERRED STOCK
(Cost $1,929,175)		3,038,750

SHORT-TERM INVESTMENTS: 1.8%
Money Market Funds: 1.8%
8,261,877	Invesco-
	Government
	& Agency
	Portfolio –
	Institutional Class,
	0.880%^
	(United States)	8,261,877

TOTAL SHORT-TERM
INVESTMENTS
(Cost $8,261,877)		8,261,877

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares		Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 0.5%
2,279,475	First American
	Government
	Obligations –
	Class Z, 0.840%^
	(United States)	$2,279,475
TOTAL INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $2,279,475)		2,279,475
TOTAL INVESTMENTS IN
SECURITIES: 100.2%
(Cost $345,156,498)		461,322,067
Liabilities in Excess of
Other Assets: (0.2%)%		(904,153)
TOTAL NET ASSETS: 100.0%		$460,417,914

(a)	Non-income producing security.
(b)	All or a portion of this security is considered illiquid. As of June 30, 2017, the total value of illiquid securities was $2,684,520 or 0.6% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)
The security or a portion of this security was out on loan at June 30, 2017.  As of June 30, 2017, the total value of loaned securities was $2,188,385 or 0.5% of net assets.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

^	Seven-day yield as of June 30, 2017.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

The Trillium Small/Mid Cap Fund (“SMID”) underperformed its benchmark for the 12-month period ending June 30, 2017.  TSMDX gained 19.48% for that period on a net-of-fees basis, while the S&P 1000 Index rose 19.73%.  Relative to the S&P 1000, the contribution from sector weighting was nicely positive.  Our continued underweight to the Energy sector was a tailwind as that sector significantly underperformed the index (-19.2% versus the S&P 1000 +19.7%).  We also benefited from maintaining our underweight to traditional Real Estate Investment Trusts (REITS) and our lack of Telecommunication exposure as the yield trade unwound.  Stock selection also helped, with strong contribution from Financials and Information Technology.  A number of our regional banks were strong on the more favorable outlook for interest rates.

Similar to our economic outlook at mid-year, we continue to see mixed signals in the economy and stock market.  We remain watchful of both macroeconomic and political dimensions domestically and continue to be skeptical that the single-party government will be able to accomplish many of their priorities.  While the market continues to grind higher and remains at or near record levels at mid-year, general optimism seems tinged with nervousness.  Therefore, we are maintaining a generally neutral positioning, with sector exposures generally close to our benchmark.  As always, we will continue to monitor valuations; looking to take profits in our winners and reallocating the funds to names that we feel have been overly penalized by the swings in the market.

Performance as of	6	1	Since Inception
June 30, 2017	Months	Year	August 31, 2015
Institutional (TSMDX)	6.11%	19.48%	8.62%
S&P 1000®	5.01%	19.73%	14.43%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Expense Ratio*
Gross	11.10%
Net	1.00%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2016. See the Financial Highlights on page 35 for the most current expense ratios.  The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, and taxes) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% of the SMID Fund’s average daily net assets (the “Expense Caps”). The Expense Caps are indefinite, but will remain in effect until at least October 31, 2017. The net expense ratio represents the percentage paid by investors.

Performance Leaders (LTM):

EastWest Bancorp (+77%), a California based bank with strong ties to the local Chinese community, was a top performer as its more interest rate sensitive assets benefited from an improving interest rate environment.  In addition, its loan and deposit growth remain at the higher end of its peers.

IPG Photonics Corporation (+82%) was our strongest technology performer, appreciating over 80%.  IPGP continues to be the world leader in high efficiency fiber lasers, which investors are realizing can be used for a much larger range of activities than traditional materials processing.

Performance Laggards (LTM):

United Natural Foods (-22%) has been trending down over the first half on 2017 on concerns over the long-term growth trajectory of its largest distribution client, Whole Foods, given growing competition in the natural foods space.  This concern intensified when it was announced that Whole Foods is expected to be acquired by Amazon.  While there is a contract in place through 2025, the fact that there are limited details (though lots of speculation) around Amazon’s plans for Whole Foods, the uncertainty is currently an overhang.

One of the biggest detractor was IMAX (-25%) owing largely to sluggish box office numbers in the first half of 2017 and concerns that these trends will continue in the back half of the year.  Given a strong backlog of theatre signings and continued traction in China, we remain constructive on the stock.

New Positions:

In the first half of 2017, we initiated a new position in Blackbaud, a cloud based software provider that exclusively serves the global philanthropic marketplace. The company’s core product is known as a DMS, or, Donor Management System.  Blackbaud participates across a diversified group of end markets and has the leading market share in this niche market and should continue to gain share as it remains highly fragmented.

We also initiated positions in two small-cap medical devices growth companies, iRhythm Technologies and Nevro.  Given the speculative nature of both names we initiated with smaller than usual position sizes. iRhythm Technologies was incorporated in 2006 and completed its IPO last October, and its first product came to market in 2014.  ZIO XT patch detects symptomatic atrial fibrillation (AF), the most common type of cardiac arrest.  The product is gradually taking market share from the decades old standard of care, the Holter monitor, which patients find uncomfortable to wear, inconvenient to use, and is less accurate in detecting AF, thereby resulting in increased patient risk and likely higher healthcare system/payer costs.  In a partnership with the Mayo Clinic, Nevro has developed an innovative and market share taking spinal cord stimulation (SCS) product, branded Senza, with superior efficacy and a better safety profile than what is currently approved to treat individuals suffering from back and leg pain. Additionally, we believe the product can be extended into other therapeutic areas.

We exited our position in Panera (+49%), our largest holding as of the sale, as it was going to be taken private by JAB Holdings.  The deal was not expected to close until some point in the third quarter and the price had such a narrow gap with the acquisition price, that it made sense to allocate the funds to other names where we felt there was more upside potential, such as lululemon and Tractor Supply.

We also exited our position in Nordstrom, a premium department store. The Company is a high-end player in the department store space and we viewed it as “the best house in a bad neighborhood”, but as the secular challenges have intensified we no longer felt this was enough to justify holding the name.

Advocacy:

During the last year, Trillium continued to engage with companies on ESG issues, asking them to adopt more sustainable business practices and improve sustainability related disclosures. We engaged with companies in new areas of advocacy and participated in many successful dialogues.

We encourage companies to produce comprehensive sustainability reports and this year we reached out to two companies, Middleby Corporation, and A.O. Smith Corporation, which are held in the SMID portfolio.  We were able to withdraw our proposal over the winter at water heater manufacturer A.O. Smith, when it committed to sustainability reporting disclosures late this year. At Middleby, a manufacturer of food service kitchen equipment, the proposal went to a vote and received a remarkable 44.6% vote at the May annual general meeting.

More information on our shareholder advocacy highlights of the past year can be found on our website, trilliuminvest.com.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle
Portfolio Manager

 Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2017 (Unaudited)

Percent of Net Assets

Consumer Discretionary	10.9%
Consumer Staples	2.7%
Energy	2.1%
Financials	16.8%
Health Care	10.7%
Industrials	16.8%
Information Technology	17.3%
Materials	7.2%
Real Estate	8.1%
Utilities	4.7%
Cash & Equivalents*	2.7%
Total	100.0%

* Represents cash, short-term securities and other assets in excess of liabilities.

Trillium Small/Mid Cap Fund
Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2017

		Since
		Inception
	1 Year	8/31/2015	Value
Trillium Small/Mid Cap Fund	19.48%	8.62%	$116,374
S&P 1000® Index	19.73%	14.43%	$128,020

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2017

Shares		Value

COMMON STOCKS: 97.3%

Automobiles & Components: 1.6%
3,157	BorgWarner, Inc.	$133,731

Banks: 9.2%
1,236	Eagle Bancorp, Inc. (a)	78,239
3,210	East West Bancorp, Inc.	188,041
1,699	First Republic Bank	170,070
662	SVB Financial
	Group (a)	116,373
7,530	Umpqua
	Holdings Corp.	138,251
1,594	Webster
	Financial Corp.	83,239
		774,213

Capital Goods: 12.7%
538	Acuity Brands, Inc.	109,365
2,051	AO Smith Corp.	115,533
3,243	Hexcel Corp.	171,198
1,161	Lincoln Electric
	Holdings, Inc.	106,916
1,114	Middleby Corp. (a)	135,362
2,147	Quanta
	Services, Inc. (a)	70,679
2,338	Wabtec Corp.	213,927
2,640	Xylem, Inc.	146,335
		1,069,315

Commercial & Professional Services: 2.2%
5,252	Interface, Inc.	103,202
1,732	Tetra Tech, Inc.	79,239
		182,441

Consumer Durables & Apparel: 2.8%
1,030	Carter’s, Inc.	91,619
2,097	Deckers Outdoor
	Corp. (a)	143,141
		234,760

Diversified Financials: 3.6%
3,113	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	71,194
864	MSCI, Inc.	88,983
1,704	Stifel Financial
	Corp. (a)	78,350
6,405	WisdomTree
	Investments, Inc.	65,139
		303,666

Energy: 2.1%
767	Core Laboratories NV	77,674
948	ONEOK, Inc.	49,448
4,863	Superior Energy
	Services, Inc. (a)	50,721
		177,843

Food & Staples Retailing: 1.7%
3,938	United Natural
	Foods, Inc. (a)	144,525

Health Care Equipment & Services: 4.4%
3,946	Hologic, Inc. (a)	179,070
1,245	iRhythm
	Technologies, Inc. (a)	52,900
587	Nevro Corp. (a)	43,690
2,139	Omnicell, Inc. (a)	92,191
		367,851

Household & Personal Products: 1.0%
1,665	Church & Dwight
	Co., Inc.	86,380

Insurance: 4.0%
968	Hanover Insurance
	Group, Inc.	85,794
2,089	Horace Mann
	Educators Corp.	78,964
1,346	Reinsurance Group
	America, Inc.	172,813
		337,571

Materials: 7.2%
861	International Flavors
	& Fragrances, Inc.	116,235
2,351	Minerals
	Technologies, Inc.	172,093
7,055	Owens-Illinois, Inc. (a)	168,756
1,445	Sealed Air Corp.	64,678
1,615	Sonoco Products Co.	83,043
		604,805

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares		Value
Media: 1.1%
4,407	IMAX Corp. (a)	$96,954

Pharmaceuticals, Biotechnology &
Life Sciences: 6.3%
838	Alkermes PLC (a)	48,579
3,608	Cambrex Corp. (a)	215,577
801	Five Prime
	Therapeutics, Inc. (a)	24,118
1,500	INC Research
	Holdings, Inc. –
	Class A (a)	87,750
259	Ligand
	Pharmaceuticals,
	Inc. (a)	31,443
678	Waters Corp. (a)	124,644
		532,111

Real Estate: 8.1%
2,993	Acadia Realty Trust	83,205
4,663	Brandywine
	Realty Trust	81,742
767	Camden Property Trust	65,586
2,766	CBRE Group, Inc. –
	Class A (a)	100,682
6,200	Forest City Realty
	Trust, Inc. – Class A	149,855
2,711	LTC Properties, Inc.	139,318
475	SBA Communications
	Corp. (a)	64,078
		684,466

Retailing: 5.4%
2,557	LKQ Corp. (a)	84,253
2,985	lululemon
	Athletica, Inc. (a)	178,115
4,511	Tailored Brands, Inc.	50,343
2,640	Tractor Supply Co.	143,114
		455,825

Semiconductors & Semiconductor
Equipment: 1.6%
1,313	First Solar, Inc. (a)	52,362
1,771	Maxim Integrated
	Products, Inc.	79,518
		131,880

Software & Services: 8.8%
1,532	ANSYS, Inc. (a)	186,414
1,889	Blackbaud, Inc.	161,982
4,686	Convergys Corp.	111,433
1,714	LogMeIn, Inc.	179,113
3,828	Zendesk, Inc. (a)	106,342
		745,284

Technology Hardware & Equipment: 6.9%
1,059	F5 Networks, Inc. (a)	134,557
825	IPG Photonics
	Corp. (a)	119,708
1,174	Palo Alto
	Networks, Inc. (a)	157,093
741	Rogers Corp. (a)	80,487
2,544	Trimble
	Navigation Ltd. (a)	90,744
		582,589

Transportation: 1.9%
1,774	JB Hunt Transport
	Services, Inc.	162,108

Utilities: 4.7%
3,585	Aqua America, Inc.	119,380
2,609	Avista Corp.	110,778
965	ONE Gas, Inc.	67,367
1,735	Ormat
	Technologies, Inc.	101,810
		399,335
TOTAL COMMON STOCKS
(Cost $7,434,297)		8,207,653

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2017, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 0.4%

Money Market Funds: 0.4%
Invesco- Government
& Agency Portfolio –
Institutional Class,
0.880%^	$35,320
TOTAL SHORT-TERM INVESTMENTS
(Cost $35,320)	35,320
TOTAL INVESTMENTS IN
SECURITIES: 97.7%
(Cost $7,469,617)	8,242,973
Other Assets in Excess
of Liabilities: 2.3%	197,132
TOTAL NET ASSETS: 100.0%	$8,440,105

(a)	Non-income producing security.
^	Seven-day yield as of June 30, 2017.
REIT	Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund and Trillium Small/Mid  Cap Fund (each a “Fund” and collectively “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (Portfolio 21 Global Equity Fund only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/17 – 6/30/17).

Actual Expenses

The first line of the following tables below provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. For the SMID Fund you will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory fees, distribution fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in  the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/17	6/30/17	1/1/17 – 6/30/17*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,144.80	$7.13
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.15	$6.71

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/17	6/30/17	1/1/17 – 6/30/17*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,146.30	$5.69
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.49	$5.36

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/17	6/30/17	1/1/17 – 6/30/17**
Trillium Small/Mid Cap Fund
Actual	$1,000.00	$1,061.10	$5.01
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.93	$4.91

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.34% for the Retail Class and 1.07% for the Institutional Class multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year  period).

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2017

	Portfolio 21		Trillium
	Global		Small/Mid
	Equity Fund		Cap Fund
ASSETS
Investments in securities, at value
Unaffiliated securities (cost $343,187,850#
and $7,469,617)	$458,637,547	#	$8,242,973
Affiliated securities (cost $1,968,648 and $—)	2,684,520		—
Total Investments in securities, at value
(cost $345,156,498 and $7,469,617)	461,322,067		8,242,973
Receivables:
Dividends and interest	1,790,180		4,143
Fund shares sold	554,182		222,885
Securities lending income, net	15,042		—
Due from adviser, net	—		10,080
Prepaid expenses	21,227		13,147
Total assets	463,702,698		8,493,228

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	2,279,475		—
Due to Custodian	76,878		—
Fund shares redeemed	393,940		473
Investment advisory fees, net	321,819		—
Administration fees	39,227		7,395
Custody fees	25,787		1,371
Fund accounting fees	17,773		5,300
Audit fees	24,800		22,100
Distribution fees	63,332		—
Transfer agent fees	15,906		4,349
Chief Compliance Officer fees	1,500		1,500
Trustee fees	4,611		5,135
Other accrued expenses	19,736		5,500
Total liabilities	3,284,784		53,123
NET ASSETS	$460,417,914		$8,440,105

COMPONENTS OF NET ASSETS
Paid-in capital	$337,331,799		$7,493,023
Undistributed net investment income	1,984,337		—
Undistributed net realized gain on investments
and foreign currency transactions	4,932,491		173,726
Net unrealized appreciation on investments	116,165,569		773,356
Net unrealized appreciation on foreign
currency and translation of other assets
and liabilities in foreign currency	3,718		—
Net assets	$460,417,914		$8,440,105

#  Includes loaned securities with a market value of $2,188,385.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2017, Continued

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund*
Retail Class:
Net Assets	$235,913,891	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,981,828	—
Net asset value, offering price, and
redemption price per share	$39.44	$—
Institutional Class:
Net Assets	$224,504,023	$8,440,105
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,706,502	736,387
Net asset value, offering price, and
redemption price per share	$39.34	$11.46

*	Retail Class shares are not offered as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2017

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund
INVESTMENT INCOME
Dividends (net of foreign
withholding tax of $689,715 and $—)	$8,603,897	$49,585
Income from securities lending, net	175,184	—
Interest	23,545	731
Total investment income	8,802,626	50,316

EXPENSES
Investment advisory fees	3,855,701	39,937
Distribution fees – Retail Class	518,991	—
Administration fees	239,888	44,244
Transfer agent fees	205,440	24,418
Custody fees	153,359	7,506
Fund accounting fees	108,495	32,221
Registration fees	43,165	26,935
Reports to shareholders	33,237	1,302
Miscellaneous expenses	32,662	8,966
Audit fees	24,726	22,523
Trustee fees	18,640	14,551
Chief Compliance Officer fees	8,973	8,976
Interest expense	5,654	—
Legal fees	5,334	7,425
Insurance expense	3,512	2,592
Total expenses	5,257,777	241,596
Less: fees waived and expenses absorbed	—	(189,411)
Net expenses	5,257,777	52,185
Net investment income (loss)	3,544,849	(1,869)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments
and foreign currency transactions	17,040,155	254,080
Net change in unrealized
appreciation/depreciation on:
Investments	49,721,046	675,135
Translation of other assets and
liabilities in foreign currency	69,790	—
Net realized and unrealized gain on
investments and foreign currency transactions	66,830,991	929,215
Net increase in net assets
resulting from operations	$70,375,840	$927,346

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,544,849	$3,118,451
Net realized gain on unaffiliated investments
and foreign currency transactions	17,040,155	10,163,562
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	49,790,836	(12,290,596)
Net increase in net assets resulting
from operations	70,375,840	991,417

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,901,426)	(1,115,254)
Institutional Class	(1,565,853)	(1,175,034)
From net realized gains
Retail Class	(9,323,883)	(13,467,782)
Institutional Class	(5,811,764)	(8,331,482)
Total distributions to shareholders	(18,602,926)	(24,089,552)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares – Retail Class (a)	(50,504,324)	(4,486,248)
Net increase in net assets derived from
net change in outstanding shares –
Institutional Class (b)	30,376,240	16,238,391
Total increase (decrease) in net assets
from capital share transactions	(20,128,084)	11,752,143
Total increase (decrease) in net assets	31,644,830	(11,345,992)

NET ASSETS
Beginning of year	428,773,084	440,119,076
End of year	$460,417,914	$428,773,084
Undistributed net investment income	$1,984,337	$2,261,331

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Shares	Value	Shares	Value
Shares sold	851,979	$31,066,256	1,061,761	$37,095,158
Shares issued in
reinvestment
of distributions	312,079	10,772,982	401,624	13,727,517
Shares redeemed	(2,487,674)	(92,343,562)	(1,576,472)	(55,308,923)
Net decrease	(1,323,616)	$(50,504,324)	(113,087)	$(4,486,248)

(b)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Shares	Value	Shares	Value
Shares sold	2,264,347	$85,241,017	1,434,678	$50,048,108
Shares issued in
reinvestment
of distributions	188,403	6,477,324	247,758	8,438,633
Shares redeemed	(1,684,002)	(61,342,101)	(1,194,017)	(42,248,350)
Net increase	768,748	$30,376,240	488,419	$16,238,391

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	June 30,	June 30,
	2017	2016	*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,869)	$1,790
Net realized gain (loss) on investments	254,080	(4,214)
Change in net unrealized
appreciation/depreciation on investments	675,135	98,221
Net increase in net assets
resulting from operations	927,346	95,797

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(5,001)	—
From net realized gains
Institutional Class	(71,118)	—
Total distributions to shareholders	(76,119)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class (a)	4,111,682	3,381,399
Total increase in net assets
from capital share transactions	4,111,682	3,381,399
Total increase in net assets	4,962,909	3,477,196

NET ASSETS
Beginning of year	3,477,196	—
End of year	$8,440,105	$3,477,196
Undistributed net investment income	$—	$1,790

(a)	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Period Ended
	June 30, 2017		June 30, 2016*
	Shares	Value	Shares	Value
Shares sold	461,233	$4,996,966	358,088	$3,392,494
Shares issued in
reinvestment
of distributions	6,776	74,198	—	—
Shares redeemed (b)	(88,564)	(959,482)	(1,146)	(11,095)
Net increase	379,445	$4,111,682	356,942	$3,381,399

(b)	Net of redemption fees of $1,504 and $123, respectively.

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$35.06	$37.11	$41.76	$35.79	$30.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.27	0.22	0.18	0.32	0.27
Net realized and unrealized
gain (loss) on investments	5.71	(0.23)	(0.33)	5.84	5.58
Total from investment operations	5.98	(0.01)	(0.15)	6.16	5.85

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.16)	(0.31)	(0.19)	(0.33)
From net realized gain	(1.33)	(1.88)	(4.19)	—	—
Total distributions	(1.60)	(2.04)	(4.50)	(0.19)	(0.33)
Paid-in capital from
redemption fees	—	—	—	0.00 **	0.00 **
Net asset value, end of year	$39.44	$35.06	$37.11	$41.76	$35.79
Total return	17.73%	0.11%	(0.14)%	17.24%	19.41%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$235.9	$256.1	$275.3	$312.5	$273.1
Portfolio turnover rate	19%	23%	36%	40%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses
to average net assets	1.33%	1.33%	1.40%	1.42%	1.44%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.73%	0.63%	0.46%	0.82%	0.78%

*	Average shares method.
**	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$34.97	$37.05	$41.77	$35.74	$30.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.36	0.32	0.29	0.46	0.36
Net realized and unrealized
gain (loss) on investments	5.70	(0.25)	(0.33)	5.82	5.58
Total from investment operations	6.06	0.07	(0.04)	6.28	5.94

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.27)	(0.49)	(0.25)	(0.43)
From net realized gain	(1.33)	(1.88)	(4.19)	—	—
Total distributions	(1.69)	(2.15)	(4.68)	(0.25)	(0.43)
Paid-in capital from
redemption fees	—	—	—	0.00 **	0.00 **
Net asset value, end of year	$39.44	$34.97	$37.05	$41.77	$35.74
Total return	18.04%	0.34%	0.15%	17.61%	19.75%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$224.5	$172.7	$164.8	$188.0	$144.9
Portfolio turnover rate	19%	23%	36%	40%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses
to average net assets	1.08%	1.08%	1.10%	1.12%	1.14%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.97%	0.91%	0.73%	1.17%	1.08%

*	Average shares method.
**	Does not round to $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended	Period Ended
	June 30,	June 30,
	2017	2016*
Net asset value, beginning of year/period	$9.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.00 #	0.01
Net realized and unrealized
gain (loss) on investments	1.89	(0.27)
Total from investment operations	1.89	(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.01)	—
From net realized gain	(0.16)	—
Total distributions	(0.17)	—
Paid-in capital from redemption fees	—	0.00	#
Net asset value, end of year/period	$11.46	$9.74
Total return	19.48%	(2.60	)%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$8.4	$3.5
Portfolio turnover rate	27%	11	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	4.53%	11.08	%+
After fees waived/recouped
and expenses absorbed	0.98%	0.98	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(3.59)%	(9.99	)%+
After fees waived/recouped
and expenses absorbed	(0.04)%	0.11	%+

*	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
**	Average shares method.
#	Does not round to $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (“Portfolio 21”) and Trillium Small/Mid Cap Fund (“SMID Fund”) (together, the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

Portfolio 21 and the SMID Fund have Retail and Institutional shares (Retail shares are not currently offered for SMID Fund). Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. Portfolio 21 Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Portfolio 21 is to seek long-term capital growth. It seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria. The investment objective of SMID Fund is to seek long-term capital appreciation, which it seeks by identifying companies that it believes are strategic leaders, based on business models that are believed to be superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a

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NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by Portfolio 21. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Portfolio 21’s securities traded on those foreign exchanges. Portfolio 21 utilizes a confidence level when determining the use of the FVIS provided prices. The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level Portfolio 21 will value the particular security at that price. If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

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NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017.

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NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

Portfolio 21
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$—	$2,945,423	$—	$2,945,423
Banks	23,807,492	21,194,188	—	45,001,680
Capital Goods	19,584,480	23,398,933	—	42,983,413
Commercial &
Professional Services	6,764,950	1,995,534	—	8,760,484
Consumer Durables & Apparel	4,484,000	14,144,237	—	18,628,237
Consumer Services	—	6,597,106	—	6,597,106
Diversified Financials	16,256,796	2,100,581	—	18,357,377
Food & Staples Retailing	4,425,300	7,531,346	—	11,956,646
Food, Beverage & Tobacco	6,755,870	4,353,350	—	11,109,220
Health Care
Equipment & Services	9,929,920	11,555,022	—	21,484,942
Household & Personal Products	3,201,123	14,414,302	—	17,615,425
Insurance	8,603,990	8,102,915	—	16,706,905
Materials	17,868,807	10,886,781	—	28,755,588
Media	—	3,782,994	—	3,782,994
Pharmaceuticals, Biotechnology
& Life Sciences	19,782,737	17,842,835	—	37,625,572
Real Estate	8,015,600	7,896,160	—	15,911,760
Retailing	11,337,290	3,065,864	—	14,403,154
Semiconductors &
Semiconductor Equipment	10,517,250	6,977,453	—	17,494,703
Software & Services	43,222,627	8,087,429	—	51,310,056
Technology Hardware
& Equipment	17,694,600	—	—	17,694,600
Telecommunication Services	6,732,654	7,969,040	—	14,701,694
Transportation	12,167,789	4,502,423	—	16,670,212
Utilities	3,897,500	3,347,274	—	7,244,774
Total Common Stocks	255,050,775	192,691,190	—	447,741,965
Preferred Stocks
Banks	3,038,750	—	—	3,038,750
Total Preferred Stocks	3,038,750	—	—	3,038,750
Short Term Investments	8,261,877	—	—	8,261,877
Investment Purchased
with Cash Proceeds
from Securities Lending	2,279,475	—	—	2,279,475
Total Investments in Securities	$268,630,877	$192,691,190	$—	$461,322,067

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NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

SMID Fund
	Level 1	Level 2	Level 3	Total
Common Stocks^	$8,207,653	$—	$—	$8,207,653
Short Term Investments	35,320	—	—	35,320
Total Investments in Securities	$8,242,973	$—	$—	$8,242,973

^ See Schedule of Investments for industry breakout.

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period.
Portfolio 21 and the SMID Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the year ended June 30, 2017.
B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income

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NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

(earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. At June 30, 2017, there were no post-October losses in the Funds.

At June 30, 2017, there were no capital loss carryovers for the Funds.

As of June 30, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable Country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2017, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-In Capital
Portfolio 21	(354,564)	(3,932,791)	4,287,355
SMID Fund	5,080	(5,022)	(58)

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under each Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of Portfolio 21 and the SMID Fund, respectively. The amount of investment advisory fees incurred by the Funds for the year ended June 30, 2017, is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the SMID Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the year ended June 30, 2017, the Adviser waived fees and absorbed expenses of $189,411 in the SMID Fund. As of June 30, 2017, the remaining cumulative amount the Adviser may be reimbursed was $351,300.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
June 30, 2019	$161,889
June 30, 2020	189,411
Total	$351,300

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended June 30, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank  NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares. No distribution fees are paid by Institutional shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2017 are disclosed in the Statements of Operations. As of June 30, 2017, the SMID Fund Retail shares are not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the year ended June 30, 2017, the Retail shares for Portfolio 21 incurred $126,981 in Sub-Transfer Agent fees. For the year ended June 30, 2017, the SMID Fund did not incur any Sub-Transfer Agent fees. As the Transfer Agent for the Funds, USBFS was paid $78,459 and $24,418 for the year ended June 30, 2017, for Portfolio 21 and SMID Fund, respectively.

NOTE 4 – SECURITIES LENDING

Portfolio 21 may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank NA.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued  interest.

Portfolio 21 receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Portfolio 21 continues to receive interest payments or dividends on the securities loaned during the borrowing year. Portfolio 21 has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of June 30, 2017, Portfolio 21 had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Portfolio 21 could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Portfolio 21 is indemnified from this risk by contract with the securities lending agent.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

As of June 30, 2017, the market value of the securities on loan and payable on collateral received were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$2,188,385	$2,279,475

Offsetting Assets and Liabilities. Portfolio 21 is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Portfolio 21 to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of June 30, 2017:

Gross Amounts Not
Offset in the Statement
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Cash
	Gross	of Assets &	of Assets &	Financial	Collateral	Net
	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Liabilities
Securities
Lending	$2,279,475	$—	$2,279,475	$2,279,475	$—	$—

Portfolio 21 receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for Portfolio 21 includes the particular cash collateral holding as of June 30, 2017. The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Portfolio 21 on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Statements of Operations. Net fees and interest income earned on collateral investments and recognized by Portfolio 21 during the year ended June 30, 2017, was $175,184.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2017, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were as follows:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

	Purchases	Sales
Portfolio 21	$79,244,616	$111,457,886
SMID Fund	5,461,484	1,452,352

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2017.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Adviser. As of June 30, 2017 the market value of all securities of affiliated companies held in Portfolio 21 amounted to $2,684,520 representing 0.6% of net assets. For the year ended June 30, 2017, Portfolio 21 had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value
	July 1,			June 30,	Gain	Dividend	June 30,
Issuer	2016	Purchases	Sales	2017	(Loss)	Income	2017	Cost
New Resource
Bank	447,420	—	—	447,420	$—	$—	$2,684,520	$1,968,648
Total							$2,684,520	$1,968,648

As of June 30, 2017, the SMID Fund did not have investments in affiliates.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2017 and the year ended June 30, 2016, was as follows: Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

	Ordinary Income
	June 30, 2017	June 30, 2016
Portfolio 21	$5,176,036	$2,634,274
SMID Fund	60,332	—

	Long-Term Capital Gains
	June 30, 2017	June 30, 2016
Portfolio 21	$13,426,890	$21,455,278
SMID Fund	15,787	—

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and PFIC adjustments.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2017, Continued

As of June 30, 2017, the components of accumulated earnings/(losses) on a  tax basis were as follows:

Portfolio 21
Cost of investments	$345,227,855
Gross tax unrealized appreciation	125,038,098
Gross tax unrealized depreciation	(8,943,886)
Net tax unrealized appreciation	116,094,212
Undistributed ordinary income	2,055,244
Undistributed long-term capital gain	4,932,941
Total distributable earnings	6,988,185
Other accumulated gain (loss)	3,718
Total accumulated gain (loss)	$123,086,115

SMID Fund
Cost of investments	$7,476,850
Gross tax unrealized appreciation	1,034,436
Gross tax unrealized depreciation	(268,313)
Net tax unrealized appreciation	766,123
Undistributed ordinary income	45,258
Undistributed long-term capital gain	135,701
Total distributable earnings	180,959
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$947,082

The difference between book and tax-basis unrealized appreciation is attributable to wash sales and PFICs.

NOTE 8 – CREDIT FACILITY

U.S. Bank NA has made available to Portfolio 21 a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Interest expenses for the year ended June 30, 2017, are disclosed in the Statements of Operations. Credit facility activity for the year ended June 30, 2017 was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	6,990,000
Average daily loan outstanding	149,778
Credit facility outstanding as of June 30, 2017	—
Average interest rate	3.694%

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Mutual Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of June 30, 2017 and with respect to Portfolio 21 Global Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and with respect to Trillium Small/Mid Cap Fund, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 31, 2015 (commencement of operations) to June 30, 2016.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund, as of June 30, 2017, the results of their operations, changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 22, 2017

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly,	2	Director,
(born 1943)	and	Term;	President, Talon		PNC Funds
c/o U.S. Bancorp	Trustee	Since	Industries, Inc.		(34 series),
Fund Services, LLC		May 1991.	(business consulting);		PNC
2020 E. Financial Way			formerly, Executive		Advantage
Suite 100			Vice President and		Funds
Glendora, CA 91741			Chief Operating		(1 series).
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant;		The Dana
c/o U.S. Bancorp		Since	formerly, Chief		Foundation.
Fund Services, LLC		May 1991	Executive Officer,
2020 E. Financial Way			Rockefeller Trust Co.,
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
.			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate.)

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds
Fund Services, LLC		September	formerly, Senior		(24 series),
2020 E. Financial Way		2011.	Vice President and		Direxion Shares
Suite 100			Chief Financial		ETF Trust
Glendora, CA 91741			Officer (and other		(142 series) and
			positions), U.S.		Direxion
			Bancorp Fund		Insurance Trust.
Services, LLC
1997 – 2013.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant,	2	Independent
(born 1950)		Term;	since July 2001;		Trustee,
c/o U.S. Bancorp		Since	formerly, Executive		AMG Funds
Fund Services, LLC		May 1991.	Vice President,		(67 series);
2020 E. Financial Way			Investment Company		Advisory Board
Suite 100			Administration, LLC		Member,
Glendora, CA 91741			(mutual fund		Sustainable
			administrator).		Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July 2011.	Officer, U.S.
615 East Michigan St.	Anti-	Indefinite	Bancorp Fund
Milwaukee, WI 53202	Money	Term;	Services, LLC
	Laundering	Since	since August 2004.
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Trillium Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2017, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividends
Australia	0.0000	0.0312
Brazil	0.0018	0.0207
Canada	0.0049	0.0328
China	0.0003	0.0033
Denmark	0.0043	0.0285
France	0.0050	0.0337
Germany	0.0046	0.0304
Great Britain	0.0000	0.0593
Hong Kong	0.0011	0.0307
India	0.0000	0.0015
Indonesia	0.0010	0.0069
Ireland	0.0000	0.0621
Japan	0.0052	0.0518
Kenya	0.0012	0.0116
Korea (South)	0.0033	0.0199
Netherlands	0.0047	0.0315
New Zealand	0.0004	0.0026
Portugal	0.0017	0.0113
South Africa	0.0019	0.0126
Spain	0.0062	0.0412
Sweden	0.0022	0.0144
Switzerland	0.0049	0.0328
Taiwan	0.0037	0.0185
Turkey	0.0007	0.0044
United States	0.0000	0.2523

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2012. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Portfolio 21	100%
SMID Fund	43.97%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2017, was as follows:

Portfolio 21	60.10%
SMID Fund	43.60%

The percentage of taxable ordinary income distributions that are designated   as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds was as follows:

Portfolio 21	33.01%
SMID Fund	91.71%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Portfolio 21	Retail Class	PORTX	742935588
Global Equity Fund	Institutional Class	PORIX	742935356
Trillium Small/Mid
Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Global Equity Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$22,100	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Trillium Small/Mid Cap Fund

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium Small/Mid Cap Fund

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    September 6, 2017

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    September 6, 2017

* Print the name and title of each signing officer under his or her signature.